Exhibit 99.2

This Statement on Form 3 is filed by AP Charter Holdings, L.P., Red Bird L.P., Blue Bird, L.P., Green Bird, L.P., AP Charter Holdings GP, LLC, Red Bird GP, Ltd., Blue Bird GP, Ltd., Green Bird GP, Ltd., Apollo Management VI, L.P., Apollo Management VII, L.P., AIF VI Management, LLC, AIF VII Management, LLC, Apollo Management, L.P., Apollo Management GP, LLC, Apollo SVF Management, L.P., Apollo Value Management, L.P., Apollo SVF Management GP, LLC, Apollo Value Management GP, LLC, Apollo Capital Management, L.P., Apollo Capital Management GP, LLC., Apollo Management Holdings, L.P., Apollo Management Holdings GP, LLC, Apollo SOMA Advisors, L.P., Apollo SVF Advisors, L.P., Apollo Value Advisors, L.P., Apollo SOMA Capital Management, LLC, Apollo SVF Capital Management, LLC, Apollo Value Capital Management, LLC, Apollo Principal Holdings II, L.P., and Apollo Principal Holdings II GP, LLC.

Name of Designated Filer:  Apollo Management Holdings GP, LLC

Date of Event Requiring Statement:  September 14, 2010

Issuer Name and Ticker or Trading Symbol: Charter Communications, Inc.

AP CHARTER HOLDINGS, L.P.

By:	AP Charter Holdings GP, LLC
Its General Partner

	By:	Apollo Management VI, L.P.,
Its Manager

		By:	AIF VI Management, LLC
Its General Partner

			By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

RED BIRD, L.P.

By:	Red Bird GP, Ltd.
Its General Partner

	By:	Apollo SVF Management, L.P.
Its Director

		By:	Apollo SVF Management GP, LLC
Its General Partner

			By:	/s/ Avi Katz
Name: Avi Katz
Title: Vice President

BLUE BIRD, L.P.

By:	Blue Bird GP, Ltd.
Its General Partner

	By:	Apollo SVF Management, L.P.
Its Director

		By:	Apollo SVF Management GP, LLC
Its General Partner

			By:	/s/ Avi Katz
Name: Avi Katz
Title: Vice President

GREEN BIRD, L.P.

By:	Green Bird GP, Ltd.
Its General Partner

	By:	Apollo Value Management, LP.
Its Director

		By:	Apollo Value Management GP, LLC
Its General Partner

			By:	/s/ Avi Katz
Name: Avi Katz
Title: Vice President

AP CHARTER HOLDINGS GP, LLC.

By:	Apollo Management VI, L.P.
Its Manager

	By:	AIF VI Management, LLC
Its General Partner

		By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

APOLLO MANAGEMENT VI, L.P.

By:	AIF VI Management, LLC
Its General Partner

	By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

AIF VI MANAGEMENT, LLC

By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

APOLLO MANAGEMENT VII, L.P.

By:	AIF VII Management, LLC
Its General Partner

	By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

AIF VII MANAGEMENT, LLC

By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

APOLLO SOMA ADVISORS, L.P.

By:	Apollo SOMA Capital Management, LLC
Its General Partner

	By:	/s/ Avi Katz
Name: Avi Katz
Title: Vice President

APOLLO SOMA CAPITAL MANAGEMENT, LLC

By:	/s/ Avi Katz
Name: Avi Katz
Title: Vice President

APOLLO SVF ADVISORS, L.P.

By:	Apollo SVF Capital Management, LLC
Its General Partner

	By:	/s/ Avi Katz
Name: Avi Katz
Title: Vice President

APOLLO SVF CAPITAL MANAGEMENT, LLC

By:	/s/ Avi Katz
Name: Avi Katz
Title: Vice President

APOLLO VALUE ADVISORS, L.P.

By:	Apollo Value Capital Management, LLC
Its General Partner

	By:	/s/ Avi Katz
Name: Avi Katz
Title: Vice President

APOLLO VALUE CAPITAL MANAGEMENT, LLC

By:	/s/ Avi Katz
Name: Avi Katz
Title: Vice President

RED BIRD GP, LTD.

By:	Apollo SVF Management, L.P.
Its Director

	By:	Apollo SVF Management GP, LLC
Its General Partner

		By:	/s/ Avi Katz
Name: Avi Katz
Title: Vice President

BLUE BIRD GP, LTD.

By:	Apollo SVF Management, L.P.
Its Director

	By:	Apollo SVF Management GP, LLC
Its General Partner

		By:	/s/ Avi Katz
Name: Avi Katz
Title: Vice President

GREEN BIRD GP, LTD.

By:	Apollo Value Management, L.P.
Its Director

	By:	Apollo Value Management GP, LLC
Its General Partner

		By:	/s/ Avi Katz
Name: Avi Katz
Title: Vice President

APOLLO SVF MANAGEMENT, L.P.

By:	Apollo SVF Management GP, LLC
Its General Partner

	By:	/s/ Avi Katz
Name: Avi Katz
Title: Vice President

APOLLO SVF MANAGEMENT GP, LLC

By:	/s/ Avi Katz
Name: Avi Katz
Title: Vice President

APOLLO VALUE MANAGEMENT, L.P.

By:	Apollo Value Management GP, LLC
Its General Partner

	By:	/s/ Avi Katz
Name: Avi Katz
Title: Vice President

APOLLO VALUE MANAGEMENT GP, LLC

By:	/s/ Avi Katz
Name: Avi Katz
Title: Vice President

APOLLO MANAGEMENT, L.P.

By:	APOLLO MANAGEMENT GP, LLC
Its General Partner

	By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

APOLLO MANAGEMENT GP, LLC

By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

APOLLO CAPITAL MANAGEMENT, L.P.

By:	APOLLO CAPITAL MANAGEMENT GP, LLC
Its General Partner

	By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

APOLLO CAPITAL MANAGEMENT GP, LLC

By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

APOLLO MANAGEMENT HOLDINGS, L.P.

By:	APOLLO MANAGEMENT HOLDINGS GP, LLC
Its General Partner

	By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

APOLLO MANAGEMENT HOLDINGS GP, LLC

By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

APOLLO PRINCIPAL HOLDINGS II, L.P.

By:	APOLLO PRINCIPAL HOLDINGS II GP, LLC
Its General Partner

	By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

APOLLO PRINCIPAL HOLDINGS II GP, LLC

By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President